Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net sales	$5,191	$5,556	$9,147	$8,952
Cost of goods sold	2,829	3,047	5,098	5,258
Research and development expense	273	269	553	568
Selling, general and administrative expenses	965	937	1,722	1,672
Amortization of intangibles	176	113	339	214
Restructuring and asset related charges - net	179	60	249	121
Integration and separation costs	—	330	—	542
Other income — net	89	—	90	31
Loss on early extinguishment of debt	—	13	—	13
Interest expense	14	34	24	93
Income from continuing operations before income taxes	844	753	1,252	502
Provision for income taxes on continuing operations	78	270	205	203
Income from continuing operations after income taxes	766	483	1,047	299
(Loss) income from discontinued operations after income taxes	—	(1,077)	1	(717)

Net income (loss)	766	(594)	1,048	(418)

Net income attributable to noncontrolling interests	6	14	16	26

Net income (loss) attributable to Corteva	$760	$(608)	$1,032	$(444)

Basic earnings (loss) per share of common stock:
Basic earnings per share of common stock from continuing operations	$1.01	$0.63	$1.37	$0.37
Basic loss per share of common stock from discontinued operations	—	(1.44)	—	(0.96)
Basic earnings (loss) per share of common stock	$1.01	$(0.81)	$1.37	$(0.59)

Diluted earnings (loss) per share of common stock:
Diluted earnings per share of common stock from continuing operations	$1.01	$0.63	$1.37	$0.37
Diluted loss per share of common stock from discontinued operations	—	(1.44)	—	(0.96)
Diluted earnings (loss) per share of common stock	$1.01	$(0.81)	$1.37	$(0.59)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	749.2	749.4	749.6	749.4
Diluted	751.6	750.0	752.0	749.7

Corteva, Inc.
Condensed Consolidated Balance Sheets
(Dollars in millions, except per share amounts)

	June 30, 2020	December 31, 2019	June 30, 2019
Assets
Current assets
Cash and cash equivalents	$2,809	$1,764	$2,077
Marketable securities	60	5	6
Accounts and notes receivable, net	6,772	5,528	7,434
Inventories	3,589	5,032	3,918
Other current assets	1,192	1,190	1,010
Total current assets	14,422	13,519	14,445
Investment in nonconsolidated affiliates	62	66	64
Property, plant and equipment, net of accumulated depreciation June 30, 2020 - $3,565 ; December 31, 2019 - $3,326 and June 30, 2019 - $3,207	4,293	4,546	4,543
Goodwill	10,069	10,229	10,249
Other intangible assets	11,070	11,424	11,832
Deferred income taxes	290	287	325
Other assets	1,974	2,326	2,464
Total Assets	$42,180	$42,397	$43,922

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$1,529	$7	$2,058
Accounts payable	2,891	3,702	3,139
Income taxes payable	369	95	282
Accrued and other current liabilities	2,740	4,434	3,135
Total current liabilities	7,529	8,238	8,614
Long-Term Debt	1,102	115	117
Other Noncurrent Liabilities
Deferred income tax liabilities	752	920	1,430
Pension and other post employment benefits - noncurrent	6,039	6,377	5,538
Other noncurrent obligations	1,957	2,192	2,156
Total noncurrent liabilities	9,850	9,604	9,241

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at June 30, 2020 - 748,485,000, December 31, 2019 - 748,577,000, and June 30, 2019 - 748,815,000	7	7	7
Additional paid-in capital	27,891	27,997	28,081
Retained earnings / (accumulated deficit)	508	(425)	97
Accumulated other comprehensive loss	(3,845)	(3,270)	(2,375)
Total Corteva stockholders' equity	24,561	24,309	25,810
Noncontrolling interests	240	246	257
Total equity	24,801	24,555	26,067
Total Liabilities and Equity	$42,180	$42,397	$43,922

Corteva, Inc.
Condensed Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Six Months Ended June 30,
	2020	2019[1]
Operating activities

Net income (loss)	$1,048	$(418)
Adjustments to reconcile net income to cash used for operating activities:
Depreciation and amortization	583	1,084
Benefit from deferred income tax	(136)	(473)
Net periodic pension benefit	(202)	(146)
Pension contributions	(39)	(92)
Net loss (gain) on sales of property, businesses, consolidated companies, and investments	30	(67)
Restructuring and asset related charges - net	249	238
Amortization of inventory step-up	—	257
Goodwill impairment charge	—	1,102
Loss on early extinguishment of debt	—	13
Other net loss	185	172
Changes in operating assets and liabilities - net	(2,587)	(2,758)
Cash used for operating activities	(869)	(1,088)
Investing activities
Capital expenditures	(202)	(834)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	18	125
Acquisitions of businesses - net of cash acquired	—	(9)
Proceeds from sales of ownership interests in nonconsolidated affiliates	—	21
Purchases of investments	(361)	(13)
Proceeds from sales and maturities of investments	298	37
Other investing activities - net	(5)	(1)
Cash used for investing activities	(252)	(674)
Financing activities
Net change in borrowings (less than 90 days)	966	173
Proceeds from debt	2,434	1,001
Payments on debt	(879)	(6,803)
Repurchase of common stock	(50)	—
Proceeds from exercise of stock options	17	39
Dividends paid to stockholders	(194)	—
Payments for acquisition of subsidiary's interest from the non-controlling interest	(60)	—
Distributions to DowDuPont	—	(317)
Cash transferred to DowDuPont at Internal Reorganizations	—	(2,053)
Contributions from Dow and DowDuPont	—	7,396
Debt extinguishment costs	—	(79)
Other financing activities	(20)	(42)
Cash provided by (used for) financing activities	2,214	(685)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(95)	(64)
Increase (decrease) in cash, cash equivalents and restricted cash	998	(2,511)
Cash, cash equivalents and restricted cash at beginning of period	2,173	5,024
Cash, cash equivalents and restricted cash at end of period	$3,171	$2,513

1.	The cash flows for the six months ended June 30, 2019 includes cash flows of historical DuPont's ECP and Specialty Products Business.

Corteva, Inc.
Pro Forma Consolidated Statements of Operations1
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019[2]
Net sales	$5,191	$5,556	$9,147	$8,952
Cost of goods sold	2,829	3,047	5,098	5,069
Research and development expense	273	269	553	568
Selling, general and administrative expenses	965	937	1,722	1,675
Amortization of intangibles	176	113	339	214
Restructuring and asset related charges - net	179	60	249	121
Integration and separation costs	—	330	—	430
Other income — net	89	—	90	31
Loss on early extinguishment of debt	—	13	—	13
Interest expense	14	34	24	48
Income from continuing operations before income taxes	844	753	1,252	845
Provision for income taxes on continuing operations	78	270	205	250
Income from continuing operations after income taxes	766	483	1,047	595

Net income from continuing operations attributable to noncontrolling interests	6	13	16	21

Net income from continuing operations attributable to Corteva	$760	$470	$1,031	$574

Basic earnings per share of common stock from continuing operations	$1.01	$0.63	$1.37	$0.77

Diluted earnings per share of common stock from continuing operations	$1.01	$0.63	$1.37	$0.77

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	749.2	749.4	749.6	749.4
Diluted	751.6	750.0	752.0	749.7

1.	See Article 11 Pro Forma Combined Statement of Operations on page A-15.

2.	Period is presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X.

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - SEED	2020	2019	2020	2019
Corn	$2,057	$2,309	$3,921	$3,777
Soybean	1,085	998	1,266	1,129
Other oilseeds	219	200	467	425
Other	177	192	339	335
Seed	$3,538	$3,699	$5,993	$5,666

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - CROP PROTECTION	2020	2019[1]	2020	2019[1]
Herbicides	$909	$1,003	$1,732	$1,764
Insecticides	445	452	823	828
Fungicides	224	302	453	522
Other	75	100	146	172
Crop Protection	$1,653	$1,857	$3,154	$3,286

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - SEED	2020	2019	2020	2019
North America [2]	$2,903	$3,099	$4,193	$4,012
EMEA [3]	264	274	1,145	1,078
Latin America	206	187	422	365
Asia Pacific	165	139	233	211
Rest of World [4]	635	600	1,800	1,654
Net Sales	$3,538	$3,699	$5,993	$5,666

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2020	2019	2020	2019
North America [2]	$663	$686	$1,138	$1,165
EMEA [3]	379	393	965	953
Latin America	309	466	527	653
Asia Pacific	302	312	524	515
Rest of World [4]	990	1,171	2,016	2,121
Net Sales	$1,653	$1,857	$3,154	$3,286

1. Prior periods have been reclassified to conform to current period presentation.
2. Reflects U.S. & Canada
3. Reflects Europe, Middle East, and Africa
4. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
OPERATING EBITDA	As Reported	As Reported	As Reported	Pro Forma
Seed	$956	$1,036	$1,537	$1,361
Crop Protection	309	450	547	670
Corporate Expenses	(29)	(34)	(54)	(61)
Operating EBITDA (Non-GAAP)	$1,236	$1,452	$2,030	$1,970

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	As Reported	As Reported	As Reported	Pro Forma
Income from continuing operations after income taxes (GAAP)	$766	$483	$1,047	$595
Provision for income taxes on continuing operations	78	270	205	250
Income from continuing operations before income taxes (GAAP)	844	753	1,252	845
Depreciation and amortization	300	227	583	485
Interest income	(9)	(17)	(27)	(33)
Interest expense	14	34	24	48
Exchange (gains) losses - net[1]	(1)	32	60	59
Non-operating benefits - net[2]	(91)	(32)	(164)	(74)
Significant items charge[3]	179	455	302	640
Operating EBITDA (Non-GAAP)	1,236	1,452	2,030	1,970

1.	Refer to page A-14 for pre-tax and after tax impacts of exchange losses - net.

2.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

3.	Refer to page A-9 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q2 2020 vs. Q2 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(219)	(6)%	$(201)	(5)%	—%	(5)%	(1)%	—%
EMEA	(24)	(4)%	19	3%	3%	—%	(7)%	—%
Latin America	(138)	(21)%	(44)	(7)%	4%	(11)%	(14)%	—%
Asia Pacific	16	4%	46	10%	2%	8%	(5)%	(1)%
Rest of World	(146)	(8)%	21	1%	3%	(2)%	(9)%	—%
Total	$(365)	(7)%	$(180)	(3)%	1%	(4)%	(3)%	(1)%

SEED
	Q2 2020 vs. Q2 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(196)	(6)%	$(185)	(6)%	—%	(6)%	—%	—%
EMEA	(10)	(4)%	14	5%	5%	—%	(9)%	—%
Latin America	19	10%	51	27%	2%	25%	(17)%	—%
Asia Pacific	26	19%	37	27%	9%	18%	(8)%	—%
Rest of World	35	6%	102	17%	5%	12%	(11)%	—%
Total	$(161)	(4)%	$(83)	(2)%	1%	(3)%	(2)%	—%

CROP PROTECTION
	Q2 2020 vs. Q2 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(23)	(3)%	$(16)	(2)%	1%	(3)%	—%	(1)%
EMEA	(14)	(4)%	5	1%	1%	—%	(4)%	(1)%
Latin America	(157)	(34)%	(95)	(20)%	5%	(25)%	(14)%	—%
Asia Pacific	(10)	(3)%	9	3%	(1)%	4%	(5)%	(1)%
Rest of World	(181)	(16)%	(81)	(7)%	2%	(9)%	(8)%	(1)%
Total	$(204)	(11)%	$(97)	(5)%	2%	(7)%	(5)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	First Half 2020 vs. First Half 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$154	3%	$179	3%	—%	3%	—%	—%
EMEA	79	4%	173	8%	2%	6%	(4)%	—%
Latin America	(69)	(7)%	66	7%	7%	—%	(14)%	—%
Asia Pacific	31	4%	75	10%	2%	8%	(5)%	(1)%
Rest of World	41	1%	314	8%	3%	5%	(7)%	—%
Total	$195	2%	$493	5%	1%	4%	(3)%	—%

SEED
	First Half 2020 vs. First Half 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$181	5%	$190	5%	1%	4%	—%	—%
EMEA	67	6%	119	11%	4%	7%	(5)%	—%
Latin America	57	16%	105	29%	9%	20%	(13)%	—%
Asia Pacific	22	10%	36	17%	8%	9%	(7)%	—%
Rest of World	146	9%	260	16%	6%	10%	(7)%	—%
Total	$327	6%	$450	8%	2%	6%	(2)%	—%

CROP PROTECTION
	First Half 2020 vs. First Half 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(27)	(2)%	$(11)	(1)%	(1)%	—%	—%	(1)%
EMEA	12	1%	54	6%	1%	5%	(4)%	(1)%
Latin America	(126)	(19)%	(39)	(6)%	5%	(11)%	(13)%	—%
Asia Pacific	9	2%	39	8%	—%	8%	(4)%	(2)%
Rest of World	(105)	(5)%	54	3%	2%	1%	(7)%	(1)%
Total	$(132)	(4)%	$43	1%	1%	—%	(4)%	(1)%

1.	Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
Seed	$(135)	$(101)	$(145)	$(152)
Crop Protection	(40)	(2)	(111)	(25)
Corporate	(4)	(352)	(46)	(463)
Total significant items before income taxes	$(179)	$(455)	$(302)	$(640)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[8]		($ Per Share)
	2020	2019	2020	2019	2020	2019
1st Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration costs [1]	$—	$(100)	$—	$(16)	$—	$(0.02)
Restructuring and asset related charges, net [2]	(70)	(61)	(57)	(53)	(0.08)	(0.07)
Loss on divestiture [3]	(53)	(24)	(43)	(24)	(0.06)	(0.03)
Income tax items [4]	—	—	(19)	—	(0.02)	—
1st Quarter — Total	$(123)	$(185)	$(119)	$(93)	$(0.16)	$(0.12)

2nd Quarter	As Reported	As Reported	As Reported	As Reported	As Reported	As Reported
Integration and separation costs [1]	$—	$(330)	$—	$(436)	$—	$(0.58)
Restructuring and asset related charges, net [2]	(179)	(60)	(143)	(48)	(0.19)	(0.06)
Amortization of inventory step up 5	—	(52)	—	(41)	—	(0.06)
Loss on early extinguishment of debt [6]	—	(13)	—	(10)	—	(0.01)
Income tax items [4]	—	—	29	—	0.04	—
2nd Quarter — Total	$(179)	$(455)	$(114)	$(535)	$(0.15)	$(0.71)

Year-to-date Total [7]	$(302)	$(640)	$(233)	$(628)	$(0.31)	$(0.84)

1.
Integration and separation costs includes costs incurred to prepare for and close the Merger, post-Merger integration expenses, and costs incurred to prepare for the Business Separations. These costs primarily consist of financial advisory, information technology, legal, accounting, consulting and other professional advisory fees associated with the preparation and execution of these activities. For periods prior to Q2 2019, this includes only integration costs.

The after tax charge for the second quarter of 2019 includes a net tax charge of $(114) related to U.S. state blended tax rate changes associated with the Business Separations and a net tax charge of $(96) related to application of the U.S. Tax Reform's foreign tax provisions.

The after tax charge for the first quarter of 2019 includes a net tax charge of $(32) related to U.S. state blended tax rate changes associated with the Internal Reorganizations and a tax benefit of $102 related to an internal legal entity restructuring associated with the Internal Reorganizations.

2.
First quarter and second quarter 2020 included restructuring and asset related charges of $(70) and $(179), respectively. The charge for the second quarter included a $(41) charge related to the Execute to Win Productivity Program and a $(138) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charge for the first quarter included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

First quarter and second quarter 2019 included restructuring and asset related charges of $(61) and $(60), respectively, primarily related to the DowDuPont Cost Synergy Program.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

3.	First quarter 2020 included a loss of $(53) included in other income - net related to the expected sale of the La Porte site, for which the company signed an agreement during the first quarter 2020.

First quarter 2019 included a loss of $(24) included in other income - net related to DAS's sale of a joint venture related to synergy actions.

4.
Second quarter 2020 reflects a benefit of $29 due to an elective change in accounting method that alters the 2019 impact of the business separation on the 2017 Tax Cuts and Jobs Act's foreign tax provisions. First quarter 2020 included an after tax charge related to the impact of a state tax valuation allowance in the U.S. based on a change in judgment about the realizability of a deferred tax asset.

5.	Second quarter 2019 includes amortization of inventory step up of $(52) included in cost of goods sold related to the amortization of the inventory step-up in connection with the Merger.

6.
Second quarter 2019 includes a loss on the early extinguishment of debt of $(13) related to the difference between the redemption price and the par value of the Make Whole Notes and Term Loan Facility, partially offset by the write-off unamortized step-up related to the fair value step-up of EID's debt.

7.	Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

8.
Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), and significant items.

	Three Months Ended June 30,
	2020	2019	2020	2019
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$760	$470	$1.01	$0.63
Less: Non-operating benefits - net, after tax [1]	67	30	0.09	0.04
Less: Amortization of intangibles (existing as of Separation), after tax	(137)	(89)	(0.19)	(0.12)
Less: Significant items charge, after tax	(114)	(535)	(0.15)	(0.71)
Operating Earnings (Non-GAAP)	$944	$1,064	$1.26	$1.42

	Six Months Ended June 30,
	2020	2019[2]	2020	2019[2]
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$1,031	$574	$1.37	$0.77
Less: Non-operating benefits - net, after tax [1]	124	61	0.16	0.08
Less: Amortization of intangibles (existing as of Separation), after tax	(251)	(170)	(0.33)	(0.22)
Less: Significant items charge, after tax	(233)	(628)	(0.31)	(0.84)
Operating Earnings (Non-GAAP)	$1,391	$1,311	$1.85	$1.75

1.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

2.	Period is presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
Operating EBITDA (Non-GAAP)[1]	$1,236	$1,452	2,030	1,970
Depreciation	(124)	(114)	(244)	(271)
Interest Income	9	17	27	33
Interest Expense	(14)	(34)	(24)	(48)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange gains/(losses), net (Non-GAAP)[1]	(160)	(230)	(307)	(305)
Base income tax rate from continuing operations (Non-GAAP)[1]	14.5%	17.4%	17.2%	18.1%
Exchange gains (losses) - net, after tax[2]	3	(14)	(75)	(47)
Net income attributable to non-controlling interests	(6)	(13)	(16)	(21)
Operating Earnings (Non-GAAP)[1]	$944	$1,064	$1,391	$1,311
Diluted Shares (in millions)	751.6	750.0	752.0	749.7
Operating Earnings Per Share (Non-GAAP)[1]	$1.26	$1.42	$1.85	$1.75

1.	Refer to pages A-6, A-7, and A-8 for Non-GAAP reconciliations.

2.	Refer to page A-14 for pre-tax and after tax impacts of exchange gains (losses) - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), and non-operating benefits - net.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
Income from continuing operations before income taxes (GAAP)	$844	$753	$1,252	$845
Add: Significant items - charge [1]	179	455	302	640
Non-operating benefits - net	(91)	(32)	(164)	(74)
Amortization of intangibles (existing as of Separation)	176	113	339	214
Less: Exchange gains (losses), net[2]	1	(32)	(60)	(59)
Income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange gains (losses), net (Non-GAAP)	$1,107	$1,321	$1,789	$1,684

Provision for income taxes on continuing operations (GAAP)	$78	$270	205	$250
Add: Tax benefits (expenses) on significant items charge[1]	65	(80)	69	12
Tax expenses on non-operating benefits - net	(24)	(2)	(40)	(13)
Tax benefits on amortization of intangibles (existing as of Separation)	39	24	88	44
Tax benefits (expenses) on exchange gains (losses), net[2]	2	18	(15)	12
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange gains (losses), net (Non-GAAP)	$160	$230	$307	$305

Effective income tax rate (GAAP)	9.2%	35.9%	16.4%	29.6%
Significant items, non-operating benefits, and amortization of intangibles (existing as of Separation) effect	5.1%	(19.4)%	2.2%	(11.6)%
Tax rate from continuing operations before significant items, non-operating benefits - net, and amortization of intangibles (existing as of Separation)	14.3%	16.5%	18.6%	18.0%
Exchange gains (losses), net effect[2]	0.2%	0.9%	(1.4)%	0.1%
Base income tax rate from continuing operations (Non-GAAP)	14.5%	17.4%	17.2%	18.1%

1. See Significant Items table for further detail.
2. See page A-14 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Subsidiary Monetary Position (Loss) Gain
Pre-tax exchange (losses) gains	$(13)	$17	$(239)	$7
Local tax benefits (expenses)	5	7	28	(3)
Net after tax impact from subsidiary exchange (losses) gains	$(8)	$24	$(211)	$4

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$14	$(49)	$179	$(66)
Tax (expenses) benefits	(3)	11	(43)	15
Net after tax impact from hedging program exchange gains (losses)	$11	$(38)	$136	$(51)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$1	$(32)	$(60)	$(59)
Tax benefits (expenses)	2	18	(15)	12
Net after tax exchange gains (losses)	$3	$(14)	$(75)	$(47)

As shown above, the "Total Exchange Loss" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program Gain (Loss)."

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Six Months Ended June 30, 2019
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$8,952	$—	$—	$—	$8,952
Cost of goods sold	5,258	(205)	—	16	5,069
Research and development expense	568	—	—	—	568
Selling, general and administrative expenses	1,672	—	—	3	1,675
Amortization of intangibles	214	—	—	—	214
Restructuring and asset related charges - net	121	—	—	—	121
Integration and separation costs	542	—	—	(112)	430
Other income - net	31	—	—	—	31
Loss on early extinguishment of debt	13	—		—	13
Interest expense	93	—	(45)	—	48
Income from continuing operations before income taxes	502	205	45	93	845
Benefit from income taxes on continuing operations	203	36	10	1	250
Income from continuing operations after income taxes	299	169	35	92	595
Net income from continuing operations attributable to noncontrolling interests	21	—	—	—	21

Net income from continuing operations attributable to Corteva	$278	$169	$35	$92	$574

Basic earnings per share of common stock from continuing operations	$0.37				$0.77

Diluted earnings per share of common stock from continuing operations	$0.37				$0.77

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.7				749.7

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.	Represents removal of interest expense related to the debt redemptions/repayments.

3.
Adjustments directly attributable to the separations and distributions of Corteva, Inc. include the following: removal of Telone® Soil Fumigant business (“Telone®”) results (as Telone® did not transfer to Corteva as part of the common control combination of DAS); impact from the distribution agreement entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow; elimination of one-time transaction costs directly attributable to the Corteva Distribution; the impact of certain manufacturing, leasing and supply agreements entered into in connection with the Corteva Distribution; and the related tax impacts of these items.